SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                     ___________


                                       FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 12 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  July 9, 1997

                                   HEALTHPLEX, INC.
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                  (Exact Name of Registrant as Specified in Charter)

                    Delaware            0-14236          11-2714365
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          (State or Other Juris-        (Commission    (IRS Employer
          diction of Incorporation      File Number)   Identification No.)


            60 Charles Lindbergh Blvd.
            Uniondale, New York                                  11553
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          (Address of principal executive offices)               (Zip Code)

          Registrant's telephone number, including area code:(516) 542-2200
                                                             --------------

                              Not applicable
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            (Former Name or Former Address, if Changed Since Last Report)





                                  Page 1 of 4 Pages

          ITEM 5.   OTHER EVENTS.

                    As of July 9, 1997, the Registrant entered into an investment banking agreement (the "Agreement") with M.H. Meyerson & Co., Inc. ("Meyerson"), pursuant to which Meyerson shall perform certain investment banking services for the Registrant.

                    There is incorporated herein by reference the Agreement which is filed as Exhibit 10.1 to this Report.


          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibit No.         Description
               ----------          -----------

                  10.1 Agreement dated July 9, 1997 between the Registrant and Meyerson.




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


                                      SIGNATURES




                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HEALTHPLEX, INC.


          Date:     September 3, 1997        By:  /s/ Martin Kane
                                                  ------------------------
                                                  Name:  Martin Kane
                                                  Title:  President




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


                                    EXHIBIT INDEX


          Exhibit
          -------

           10.1.    Agreement, dated as of July 9, 1997,
                    between the Registrant and Meyerson.




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